                                                            Exhibit 99-(d)(1)(i)

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT
                           WELLS FARGO VARIABLE TRUST

                                  FEE AS % OF AVERAGE DAILY NET ASSET VALUE
                                  -----------------------------------------
WELLS FARGO VARIABLE TRUST              CURRENT        AS OF JULY 9, 2010+
---------------------------------------------------------------------------
VT Asset Allocation Fund/1/       First 500M   0.55
                                  Next 500M    0.50         No changes
                                  Next 2B      0.45
                                  Next 2B      0.425
                                  Over 5B      0.40

VT C&B Large Cap Value Fund/2/    First 500M   0.55
                                  Next 500M    0.50         No changes
                                  Next 2B      0.45
                                  Next 2B      0.425
                                  Over 5B      0.40

VT Discovery Fund                 First 500M   0.75     First 500M  0.75
                                  Next 500M    0.70     Next 500M   0.70
                                  Next 2B      0.65     Next 1B     0.65
                                  Next 2B      0.625    Next 2B     0.625
                                  Over 5B      0.60     Over 4B     0.60

VT Core Equity Fund*              First 500M   0.55         No changes
                                  Next 500M    0.50
                                  Next 1B      0.45
                                  Next 2B      0.425
                                  Over 4B      0.40

VT Equity Income Fund/3/          First 500M   0.55
                                  Next 500M    0.50         No changes
                                  Next 2B      0.45
                                  Next 2B      0.425
                                  Over 5B      0.40

----------
+ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved a reduction in the advisory fee rates payable on a number of Funds. Such fee reductions are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.

/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the name change of the VT Asset Allocation Fund to the VT Index Asset Allocation Fund, effective May 1, 2010.

/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT C&B Large Cap Value Fund into the VT Intrinsic Value Fund. Subject to the receipt of shareholder approval, the merger will become effective on July 16, 2010.

* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the establishment of new Wells Fargo Advantage VT shell funds to become effective on July 16, 2010.

/3/ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Equity Income Fund into the VT Intrinsic Value Fund. Subject to the receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                  FEE AS % OF AVERAGE DAILY NET ASSET VALUE
                                  -----------------------------------------
WELLS FARGO VARIABLE TRUST              CURRENT        AS OF JULY 9, 2010+
---------------------------------------------------------------------------
VT International Core Fund/4/     First 500M   0.75
                                  Next 500M    0.70         No changes
                                  Next 2B      0.65
                                  Next 2B      0.625
                                  Over 5B      0.60

VT Intrinsic Value Fund*          First 500M   0.55         No changes
                                  Next 500M    0.50
                                  Next 1B      0.45
                                  Next 2B      0.425
                                  Over 4B      0.40

VT Large Company Core Fund/5/     First 500M   0.55
                                  Next 500M    0.50         No changes
                                  Next 2B      0.45
                                  Next 2B      0.425
                                  Over 5B      0.40

VT Large Company Growth Fund/6/   First 500M   0.55
                                  Next 500M    0.50         No changes
                                  Next 2B      0.45
                                  Next 2B      0.425
                                  Over 5B      0.40

VT Money Market Fund/7/           First 500M   0.30
                                  Next 500M    0.30         No changes
                                  Next 2B      0.275
                                  Next 2B      0.275
                                  Over 5B      0.250

VT Omega Growth Fund*             First 500M   0.55         No changes
                                  Next 500M    0.50
                                  Next 1B      0.45
                                  Next 2B      0.425
                                  Over 4B      0.40

VT Opportunity Fund               First 500M   0.75     First 500M  0.75
                                  Next 500M    0.70     Next 500M   0.70
                                  Next 2B      0.65     Next 1B     0.65
                                  Next 2B      0.625    Next 2B     0.625
                                  Over 5B      0.60     Over 4B     0.60

----------
/4/ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the name change of the VT International Core Fund to the VT International Equity Fund, effective July 16, 2010.

/5/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Large Company Core Fund to the VT Core Equity Fund. Upon shareholder approval, the merger will become effective on July 16, 2010.

/6/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Large Company Growth Fund to the VT Omega Growth Fund. Subject to the receipt of shareholder approval, the merger will become effective on July 16, 2010.

/7/ On December 18, 2009 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Money Market Fund, effective April 30, 2010.

                                  FEE AS % OF AVERAGE DAILY NET ASSET VALUE
                                  -----------------------------------------
WELLS FARGO VARIABLE TRUST              CURRENT        AS OF JULY 9, 2010+
---------------------------------------------------------------------------
VT Small Cap Growth Fund/8/       First 500M   0.75
                                  Next 500M    0.70         No changes
                                  Next 2B      0.65
                                  Next 2B      0.625
                                  Over 5B      0.60

VT Small/Mid Cap Value Fund/9/    First 500M   0.75
                                  Next 500M    0.70         No changes
                                  Next 2B      0.65
                                  Next 2B      0.625
                                  Over 5B      0.60

VT Total Return Bond Fund         First 500M   0.40
                                  Next 500M    0.375        No changes
                                  Next 2B      0.35
                                  Next 2B      0.325
                                  Over 5B      0.30

Most recent annual approved by Board of Trustees:  March 27, 2009

Schedule A amended:  January 11, 2010

----------
/8/ On August 12, 2009, the Board of Trustees of Wells Fargo Variable Trust approved the following revised advisory fee breakpoint asset tiers for the VT Small Cap Growth Fund, effective May 1, 2010: 0.75% on the first $500M; 0.70% on the next $500M; 0.65% on the next 1B; 0.625% on the next 1B; and 0.60% over 3B.

/9/ On August 12, 2009, the Board of Trustees of Wells Fargo Variable Trust approved the following revised advisory fee breakpoint asset tiers for the VT Small/Mid Cap Value Fund, effective May 1, 2010: 0.75% on the first $500M; 0.70% on the next $500M; 0.65% on the next 1B; 0.625% on the next 1B; and 0.60% over 3B. In addition, on January 11, 2010, the Board approved the name change of the VT Small/Mid Cap Value Fund to the VT Small Cap Value Fund, effective May 1, 2010.

     The foregoing fee schedule is agreed to as of January 11, 2010 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO VARIABLE TRUST


                                             By:
                                                --------------------------------
                                                C. David Messman
                                                Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC


                                             By:
                                                --------------------------------
                                                Andrew Owen
                                                Executive Vice President